SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003


                        National Instruments Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                        0-25426                   74-1871327
(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                           Identification No.)
 Incorporation)

      11500 North MoPac Expressway, Austin, Texas                  78759
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (512) 338-9119

          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release dated July 23, 2003.

Item 9.  Regulation FD Disclosure.

     The press release filed as an exhibit to this report is being furnished under Item 12 (Furnishing of Earnings Releases) as contemplated by SEC Release Nos. 33-8176 and 33-8216.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      July 23, 2003                       NATIONAL INSTRUMENTS CORPORATION



                                    /s/ DAVID G. HUGLEY
                                    --------------------------------------------
                                    David G. Hugley
                                    Vice President & General Counsel
                                    Secretary



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                                INDEX TO EXHIBITS


Exhibit Number    Description of Document

    99.1          Press Release dated July 23, 2003.